                                                                     EXHIBIT 4.1


                                                             INSURANCE
                                                             MANAGEMENT
                                                             SOLUTIONS
                                                               GROUP

NUMBER                                       INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA              [SHARES]

[INMG 0001]


SEE REVERSE SIDE FOR                                                                                     CUSIP 458045 10 1
CERTAIN DEFINITIONS

                                                  INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
                          AUTHORIZED COMMON SHARES OF 100,000,000                     PAR VALUE $0.01 EACH

This is to Certify that


                                                       ROBERT M. MENKE




is the owner of


                     FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.

transferable on the books of the Corporation in person or by duly authorized Attorney whose surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the
Registrar.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and the facsimile of its seal to be printed hereon.





Dated:
Countersigned and Registered:
Firstar Bank Milwaukee, N.A.
(Milwaukee, WI) Transfer Agent and Registrar

By
                        Authorized Signature




               Kelly K. King                                        [SEAL]                                    David K. Meehan
                SECRETARY                                                                                  CHAIRMAN OF THE BOARD

     THE RECORD HOLDER OF THIS CERTIFICATE MAY OBTAIN FROM THE SECRETARY OF THE CORPORATION, UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF PREFERRED SHARES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES.


     The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations;

     TEN COM-  as tenants in common                        UNIF GIFT MIN ACT      Custodian
     TEN ENT-  as tenants by the entireties                                  -----          ------
     JT TEN-   as joint tenants with right of                               (Cust)          (Minor)
               survivorship and not as                                    Under Uniform Gift to Minors
               tenants in common
                                                                                    Act-
                                                                                        ------------
                                                                                           (State)

                                                            UNIF TRANS MIN ACT     Custodian
                                                                              -----          -------
                                                                              (Cust)         (Minor)
                                                                         Under Uniform Transfer to Minors

                                                                                     Act-
                                                                                        ------------
                                                                                           (State)

    Additional abbreviations may also be used though not in the above list.


    For value received,                 hereby sell, assign, and transfer unto.

     PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OR ASSIGNEE

     ---------------------------------------

     ---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the million Certificate, and do hereby irrevocable constitute and appoint
Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date                                   X
     --------------------------------    --------------------------------------

                                       X
                                         --------------------------------------

                                         NOTICE: THE SIGNATURE TO THIS
                                         ASSIGNMENT MUST CORRESPOND WITH THE
                                         NAME AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER,


-------------------------------------
       SIGNATURE GUARANTEED

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17 Ad-15.